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                                                                   Exhibit 10.51

                           BOSTON LIFE SCIENCES, INC.

                       NONSTATUTORY STOCK OPTION AGREEMENT
                     GRANTED UNDER 2005 STOCK INCENTIVE PLAN

1.    Grant of Option.

      This agreement evidences the grant by Boston Life Sciences, Inc., a Delaware corporation (the "Company"), on January 6, 2006 (the "Grant Date") to Peter G. Savas, a director and executive officer of the Company (the "Participant"), of an option to purchase, in whole or in part, on the terms provided herein and in the Company's 2005 Stock Incentive Plan (the "Plan"), a total of 350,000 shares (the "Shares") of common stock, $0.01 par value per share, of the Company ("Common Stock") at $2.50 per Share. Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on January 5, 2016 (the "Final Exercise Date").

      It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code"). Except as otherwise indicated by the context, the term "Participant", as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.    Vesting Schedule.

      This option will become exercisable ("vest") in 96 equal monthly installments, provided that the Participant remains an executive officer of the Company. Additionally, these options are subject to acceleration upon achievement of the following product development milestones: (i) one-third of the outstanding portion of the foregoing options will accelerate and vest upon completion of the Company's POET-1 clinical trial for ALTROPANE; (ii) one-third of the outstanding portion of the foregoing options will accelerate and vest upon the earlier of the Company's submission of a New Drug Application for ALTROPANE with the Food and Drug Administration ("FDA") or the initiation of the Company's POET-2 clinical trial for ALTROPANE; and (iii) one-third of the outstanding portion of the foregoing options will immediately accelerate and vest upon the earlier of the successful achievement of a partnership arrangement with respect to ALTROPANE or the FDA's approval of a New Drug Application for ALTROPANE.

      The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.    Exercise of Option.

      (a) Form of Exercise. Each election to exercise this option shall be by written notice in the form attached hereto as Exhibit A, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner

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provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

      (b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee, officer or director of, or consultant or advisor to, the Company or any other entity the employees, officers, directors, consultants, or advisors of which are eligible to receive option grants under the Plan (an "Eligible Participant").

      (c) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise
Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon written notice to the Participant from the Company describing such violation.

      (d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for "cause" as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

      (e) Discharge for Cause. If the Participant, prior to the Final Exercise Date, is discharged by the Company for "cause" (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such discharge. "Cause" shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant shall be considered to have been discharged for "Cause" if the Company determines, within 30 days after the Participant's resignation, that discharge for cause was warranted.

4.    Withholding.

      No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment

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of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

5.    Nontransferability of Option.

      This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6.    Provisions of the Plan.

      This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

      IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

                            BOSTON LIFE SCIENCES, INC.

Dated: January 6, 2006      By: /s/ Kenneth L. Rice, Jr.
                                ------------------------
                                  Name: Kenneth L. Rice, Jr.
                                  Title: Executive Vice President Finance and
                                         Administration and CFO

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                            PARTICIPANT'S ACCEPTANCE

      The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 2005 Stock Incentive Plan.

                                           PARTICIPANT: /s/ Peter G. Savas
                                                        ------------------

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                                    EXHIBIT A

                         NOTICE OF STOCK OPTION EXERCISE

                                                        Date: __________________

Participant name and address:

__________________________
__________________________
__________________________

Attention: Treasurer

Dear Sir or Madam:

      I am the holder of an Nonstatutory Stock Option granted to me under the Boston Life Sciences, Inc. (the "Company") 2005 Stock Incentive Plan on __________ for the purchase of __________ shares of Common Stock of the Company at a purchase price of $__________ per share.

      I hereby exercise my option to purchase _________ shares of Common Stock (the "Shares"), for which I have enclosed __________ in the amount of $________. Please register my stock certificate as follows:

                                                (check applicable box)

      Name(s):    _______________________       (theeta)  TEN COM

                  _______________________       (theeta)  TEN ENT

      Address:    _______________________       (theeta)  JT TEN

      Tax I.D. #: _______________________       (theeta)  UNIF GIFT MIN ACT

      I represent, warrant and covenant as follows:

1. I am purchasing the Shares for my own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the "Securities Act"), or any rule or regulation under the Securities Act.

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2. I have had such opportunity as I have deemed adequate to obtain from representatives of the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company.

3. I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

4. I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period.

5. I understand that (i) the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

Very truly yours,

_______________________
(Signature)

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